SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2003

                              RIVER VALLEY BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                     2-47541                        35-1984567

           (Commission File Number)     (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421




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Item 5.           Other Events.

Pursuant to General Instruction F, the press release issued March 18, 2003, concerning the Corporation's dividend declaration, trust preferred sale and repurchase program is attached as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99  Press Release dated March 18, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   /s/ Matthew P. Forrester
                                   --------------------------------------------
                                   Matthew P. Forrester, President and
                                   Chief Executive Officer

Dated: March 18, 2003